                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                            ---------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event report)       March 16, 1998
                                                           --------------

      The Money Store Home Improvement Trust 1997-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of February 28, 1997 providing for the issuance of The Money Store Home Improvement Loan Certificates, Series 1997-I


                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                        The Money Store/ Minnesota Inc.
                        The Money Store/ Kentucky Inc.
                          The Money Store/ D.C. Inc.
                          --------------------------
            (Exact name of registrant as specified in its charter)


      New Jersey                333-20817-10          upper tier    91-181-5466
      ----------                -------------         -------------------------
                                                      lower tier    91-181-5468
                                                      -------------------------

      State or other             (Commission                (IRS Employer
      jurisdiction of            File Number)               ID Number)
      incorporation)


      2840 Morris Avenue, Union, New Jersey 07083
      --------------------------------------------
      (Address of principal executive officer)

      Registrant's Telephone Number,
      including area code:                            (908) 686-2000
                                                      --------------

                                      n/a
      ------------------------------------------------------------
      (Former name or former address, if changed since last report)

      Item 5          Other Events
                      ------------

                Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the March 16, 1998 Remittance Date.


      Item 7          Financial Statements and Exhibits
                      ---------------------------------

             The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                 SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                      THE MONEY STORE INC.


                                                      By: /s/ Harry Puglisi
                                                          --------------------
                                                          Harry Puglisi
                                                          Treasurer




               Dated:      03/31/98

                                  Schedule A

                              List of Originators
                              -------------------

                                    1997-I
                                    ------


                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.


                            SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING
AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE INC.
REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-I
FOR THE MARCH 11, 1998 DETERMINATION DATE.



1.  AGGREGATE AMOUNT RECEIVED                                                   $4,129,922.19


    LESS: SERVICE FEE                                                               28,590.97
               CONTINGENCY FEE                                                      28,590.97
               OTHER SERVICER FEES (Late Charges / Escrow)                           9,237.03
               UNREIMBURSED MONTHLY ADVANCES                                             0.00
                                                                                -------------
                                                                                    66,418.97

    PLUS: MONTHLY ADVANCE - INCLUDING
                    COMPENSATING INTEREST                                          104,567.31
               PRE-FUNDING ACCOUNT TRANSFER                                              0.00
               CAPITALIZED INTEREST ACCOUNT TRANSFER                                     0.00
                                                                                -------------
                                                                                   104,567.31

                                                                                -------------
     AVAILABLE REMITTANCE AMOUNT (I-2)                                           4,168,070.53
                                                                                =============

2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    24,617,254.74

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    53,700,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    19,487,000.00

    (D) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    25,375,000.00

    (E) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    12,250,000.00

    (F) CLASS B-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                     9,625,000.00

    (G) CLASS B-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                     6,563,000.00





3.  PRINCIPAL DISTRIBUTION AMOUNTS :
     CLASS A-1                                                            2,829,535.65
     CLASS A-2                                                                    0.00
     CLASS A-3                                                                    0.00
     CLASS M-1                                                                    0.00
     CLASS M-2                                                                    0.00
     CLASS B-1                                                                    0.00
     CLASS B-2                                                                    0.00
  TOTAL  PRINCIPAL DISTRIBUTION AMOUNT :                                  2,829,535.65

4.  (A) INTEREST SHORTFALL CARRYFORWARD AMOUNT                                    0.00

    (B) PRINCIPAL SHORTFALL CARRYFORWARD AMOUNT                                   0.00

    (C) TOTAL SHORTFALL CARRYFORWARD AMOUNT                                       0.00

5. AVAILABLE MAXIMUM SUBORDINATION AMOUNT                                 8,285,127.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                                2,222,137.22
    # OF LOANS                                                                     149

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                           54,195.95

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                          374,964.54

9.  AMOUNT OF INTEREST RECEIVED                                           1,462,527.41

10.  (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
          THE DETERMINATION DATE
          MONTHLY ADVANCE TO BE DEPOSITED IN THE
          CERTIFICATE ACCOUNT PURSUANT TO                                   104,567.31
          SECTION 6.01 (a) (ii)

     (B)  AMOUNT OF COMPENSATING INTEREST                                        85.30

11.  DELINQUENT AND FORECLOSURE INFORMATION
     (EXHIBIT O)

12.  AMOUNT OF REALIZED LOSSES DURING
       THE DUE PERIOD                                                        14,680.39

13. CLASS A-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT              134,984.61
         (B) PRINCIPAL DISTRIBUTION AMOUNT           2,829,535.65
         (C) CARRY FORWARD AMOUNT                            0.00
         (D) MONTHLY ADVANCE                                 0.00

         TOTAL CLASS A-1 REMITTANCE AMOUNT                                2,964,520.26

      CLASS A-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT              304,747.50
         (B) PRINCIPAL DISTRIBUTION AMOUNT                   0.00
         (C) CARRY FORWARD AMOUNT                            0.00
         (D) MONTHLY ADVANCE                                 0.00

         TOTAL CLASS A-2 REMITTANCE AMOUNT                                  304,747.50



      CLASS A-3 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT      114,080.15
         (B) PRINCIPAL DISTRIBUTION AMOUNT           0.00
         (C) CARRY FORWARD AMOUNT                    0.00
         (D) MONTHLY ADVANCE                         0.00

         TOTAL CLASS A-3 REMITTANCE AMOUNT                       114,080.15

      CLASS A REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT      553,812.26
         (B) PRINCIPAL DISTRIBUTION AMOUNT   2,829,535.65
         (C) CARRY FORWARD AMOUNT                    0.00
         (D) MONTHLY ADVANCE                         0.00

         TOTAL CLASS A REMITTANCE AMOUNT                       3,383,347.91

      CLASS M-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT      156,690.63
         (B) PRINCIPAL DISTRIBUTION AMOUNT           0.00
         (C) CARRY FORWARD AMOUNT                    0.00
         (D) MONTHLY ADVANCE                         0.00

         TOTAL CLASS M-1 REMITTANCE AMOUNT                       156,690.63

      CLASS M-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT       82,381.25
         (B) PRINCIPAL DISTRIBUTION AMOUNT           0.00
         (C) CARRY FORWARD AMOUNT                    0.00
         (D) MONTHLY ADVANCE                         0.00

         TOTAL CLASS M-2 REMITTANCE AMOUNT                        82,381.25

      CLASS M REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT      239,071.88
         (B) PRINCIPAL DISTRIBUTION AMOUNT           0.00
         (C) CARRY FORWARD AMOUNT                    0.00
         (D) MONTHLY ADVANCE                         0.00

         TOTAL CLASS M REMITTANCE AMOUNT                         239,071.88

      CLASS B-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT       60,236.46
         (B) PRINCIPAL DISTRIBUTION AMOUNT           0.00
         (C) CARRY FORWARD AMOUNT                    0.00
         (D) MONTHLY ADVANCE                         0.00

         TOTAL CLASS B-1 REMITTANCE AMOUNT                        60,236.46

    CLASS B-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT       44,272.90
         (B) PRINCIPAL DISTRIBUTION AMOUNT           0.00
         (C) CARRY FORWARD AMOUNT                    0.00
         (D) MONTHLY ADVANCE                         0.00

         TOTAL CLASS B-2 REMITTANCE AMOUNT                        44,272.90



    CLASS B REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                  104,509.36
         (B) PRINCIPAL DISTRIBUTION AMOUNT                       0.00
         (C) CARRY FORWARD AMOUNT                                0.00
         (D) MONTHLY ADVANCE                                     0.00

         TOTAL CLASS B REMITTANCE AMOUNT                                       104,509.36

   AGGREGATE REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                  897,393.50
         (B) PRINCIPAL DISTRIBUTION AMOUNT               2,829,535.65
         (C) CARRY FORWARD AMOUNT                                0.00
         (D) MONTHLY ADVANCE                                     0.00

         TOTAL REMITTANCE AMOUNT                                             3,726,929.15

   14. (A) REIMBURSABLE AMOUNT (I-22)                                                0.00
       (B) CLASS X REMITTANCE AMOUNT PAYABLE
           PURSUANT TO SECTION 6.08(d) (iii) & (iv)                            434,823.99

   15. (A) CLASS A-1 PRINCIPAL BALANCE AFTER
           DISTRIBUTION TO BE MADE ON THE
           REMITTANCE DATE AND AFTER ALLOCATION
           OF REALIZED LOSSES                                               21,787,719.09

       (B) CLASS A-2 PRINCIPAL BALANCE AFTER
           DISTRIBUTION TO BE MADE ON THE
           REMITTANCE DATE AND AFTER ALLOCATION
           OF REALIZED LOSSES                                               53,700,000.00

       (C) CLASS A-3 PRINCIPAL BALANCE AFTER
           DISTRIBUTION TO BE MADE ON THE
           REMITTANCE DATE AND AFTER ALLOCATION
           OF REALIZED LOSSES                                               19,487,000.00

       (D) CLASS M-1 PRINCIPAL BALANCE AFTER
           DISTRIBUTION TO BE MADE ON THE
           REMITTANCE DATE AND AFTER ALLOCATION
           OF REALIZED LOSSES                                               25,375,000.00

       (E) CLASS M-2 PRINCIPAL BALANCE AFTER
           DISTRIBUTIONS TO BE MADE ON THE
           REMITTANCE DATE AND AFTER ALLOCATION
           OF REALIZED LOSSES                                               12,250,000.00

       (F) CLASS B-1 PRINCIPAL BALANCE AFTER
           DISTRIBUTIONS TO BE MADE ON THE
           REMITTANCE DATE AND AFTER ALLOCATION
           OF REALIZED LOSSES                                                9,625,000.00

       (G) CLASS B-2 PRINCIPAL BALANCE AFTER
           DISTRIBUTION TO BE MADE ON THE
           REMITTANCE DATE AND AFTER ALLOCATION
           OF REALIZED LOSSES                                                 6,563,000.00

       (H) TOTAL POOL PRINCIPAL BALANCE AFTER
           DISTRIBUTION TO BE MADE ON THE
           REMITTANCE DATE AND AFTER ALLOCATION
           OF REALIZED LOSSES                                             148,787,719.09



16. CLASS B PRINCIPAL DISTRIBUTION TEST                                                                           TEST SATISFIED

    (1)   TEST SHALL BE SATISFIED IF (i) DOES NOT EXCEED 50% OF (ii)
           (i) SIXTY-DAY DELINQUENCY RATIO                                                    1.81%
           (ii) CLASS A SUBORDINATION PERCENTAGE                                             36.17%
                                      PERCENTAGE                                                             5.01%     YES

                        AND EITHER (2) OR (3)

    (2)    BOTH (X) AND (Y)
    (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
           DOES NOT EXCEED 9%           AND                                                                  1.86%
     Y) THE CUMULATIVE REALIZED LOSSES DO NOT EXCEED $19,425,000                                       949,671.99      YES

    (3)    BOTH (X) AND (Y)
    (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
           DOES NOT EXCEED 15%           AND                                                                 1.86%
    (Y) THE CUMULATIVE REALIZED LOSSES DO NOT EXCEED $6,475,000                                        949,671.99      YES

                       IF (1) AND EITHER (2) OR (3) = "YES", THEN THE TEST IS SATISFIED

17. CUMULATIVE REALIZED LOSSES                                                                         949,671.99

18. (A) THE WEIGHTED AVERAGE MATURITY                                                                     206.547

    (B) THE WEIGHTED AVERAGE INTEREST RATE                                                                 12.858%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                                        28,590.97

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                                      28,590.97

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                                          6,317.39

    (D) FHA PREMIUM ACCOUNT                                                                              6,909.57

20.   AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
      SERVICERS PURSUANT TO:

           (A) SECTION 5.04 (b)                                                                              0.00
           (B) SECTION 5.04 (c)                                                                              0.00
           (C) SECTION 5.04 (d)(ii)                                                                          0.00
           (D) SECTION 5.04 (e)                                                                              0.00
           (E) SECTION 5.04 (f)(i)                                                                      57,181.94

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                                              21,787,719.09     0.45391081
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                                             48,000,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                                              53,700,000.00     1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                                             53,700,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                                              19,487,000.00     1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                                             19,487,000.00



    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE                               25,375,000.00    1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE                              25,375,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE                               12,250,000.00    1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE                              12,250,000.00

    CLASS B-1 POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE                                9,625,000.00    1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                               9,625,000.00

    CLASS A-B2 POOL FACTOR (I-5):
    CURRENT CLASS B-2 PRINCIPAL BALANCE                                6,563,000.00    1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                               6,563,000.00

    POOL  FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                                   148,787,719.09    0.85021554
    ORIGINAL POOL  PRINCIPAL BALANCE                                 175,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                            12.858%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                              14.408%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2
        CLASS A-3, CLASS M-1, CLASS M-2, CLASS B-1 AND
        CLASS B-2 ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                    7.163%

    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                        12/31/97        01/31/98        02/28/98
                                                                           12.855%         12.856%         12.858%

23. AMOUNT OF GUARANTY PAYMENTS OR ALTERNATE CREDIT ENHANCEMENT
    PAYMENTS RECEIVED DURING THE DUE PERIOD                                                   0.00

24. THE AMOUNT OF ANY DEFAULTED GUARANTY PAYMENT
    FOR THE DUE PERIOD                                                                        0.00

25. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
        FOR THE DUE PERIOD                                                                6,909.57
    (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
        CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO                             23,178.89
        6.06(b)(i)

 26. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
          RECEIVED DURING THE MONTH                                                     170,464.56

 27. THE RESERVE AMOUNT FOR THE DUE PERIOD                                           17,329,535.44

 28. CLAIMS FILED DURING THE DUE PERIOD                                                 382,340.42

 29. CLAIMS PAID DURING THE PERIOD                                                      170,464.56

 30. CLAIMS DENIED BY FHA DURING THE PERIOD                                                   0.00

 31. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                884,074.86

 32. OTHER INFORMATION


                                            EXHIBIT O
                         REMIC DELINQUENCIES AS OF -FEBRUARY 28, 1998



REMIC          OUTSTANDING      #
SERIES         DOLLARS          ACCOUNTS    RANGES                  AMOUNT           NO         PCT

1997-I          $148,787,719.09       8,590  1 TO 29 DAYS          27,133,034.82      1,570      18.24%
                                            30 TO 59 DAYS           4,774,539.98        273       3.21%
                                            60 TO 89 DAYS           2,749,025.93        156       1.85%
                                            90 AND OVER            13,212,502.73        761       8.88%

                                            FORECLOSURE               159,867.19          8       0.11%
                                            REO PROPERTY               49,709.67          1       0.03%

                                            TOTALS                $48,078,680.32      2,769      32.31%
                                                                  ====================================

1997-I

The following additional information, presented in dollars, pursuant to
Section 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.



SUBCLAUSE                CLASS A-1      CLASS A-2           CLASS A-3           CLASS M-1
-----------------------------------------------------------------------------------------------

(ii)                        512.86            1,000.00              767.96            1,302.15

(vi)                         46.29                0.00                0.00                0.00

(vii)                         1.13                0.00                0.00                0.00

(viii)                        7.81                0.00                0.00                0.00


(xiii)     (a)                2.81                5.68                4.50                8.04
           (b)               58.95                0.00                0.00                0.00
           (c)                0.00                0.00                0.00                0.00
           (d)                0.00                0.00                0.00                0.00


(xv)                        453.91            1,000.00              767.96            1,302.15


(xxxv)                        0.00                0.00                0.00                0.00



SUBCLAUSE                               CLASS M-2           CLASS B-1           CLASS B-2
--------------------               ------------------------------------------------------------

(ii)                                          1,000.00            1,000.00            1,000.00

(vi)                                              0.00                0.00                0.00

(vii)                                             0.00                0.00                0.00

(viii)                                            0.00                0.00                0.00

(xiii)     (a)                                    6.73                6.26                6.75
           (b)                                    0.00                0.00                0.00
           (c)                                    0.00                0.00                0.00
           (d)                                    0.00                0.00                0.00

(xv)                                          1,000.00            1,000.00            1,000.00

(xxxv)                                            0.00                0.00                0.00

